UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2010

TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)
11130 Sunrise Valley Drive, Suite 300 Reston, Virginia (Address of Principal Executive Offices)		20191 (Zip Code)
Registrant's telephone number, including area code: 571-382-1000
10780 Parkridge Blvd, 4th Floor
Reston, Virginia 20191
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Tier Technologies, Inc. (the “Company” or “Tier”) was held on April 8, 2010.  The following matters were voted upon at the meeting.

1.                 Election of seven directors to serve for the ensuing year and until successors are elected;

2.                 Ratification of McGladrey & Pullen, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2010; and

3.                 Approval of an amendment to the Company’s Restated Certificate of Incorporation in order to change the Company’s name to Official Payments Holdings, Inc.

The number of shares of common stock entitled to vote at the annual meeting was 18,150,965.  The number of shares of common stock present or represented by proxy was 17,112,450.  The Company’s certificate of incorporation provides for cumulative voting with respect to the election of directors.  As a result, with respect to the election of directors, each share was entitled to seven votes, which could be allocated among up to seven candidates.  The final report of the inspector of election did not detail the number of votes withheld from the various nominees for election to the Board.  However, based on the preliminary vote report, Tier believes that the holders of 3,991,533 shares withheld from all of the nominees and that, in addition to the shares withheld from all nominees, the holders of 6,133 shares withheld from Mr. Berger; the holders of 118,848 shares withheld from Mr. Delucca; the holders of 118,648 shares withheld from Mr. Guenther; the holders of 233,109 shares withheld from Mr. Heasley; the holders of 153,221 shares withheld from Mr. Poe; the holders of 119,348 shares withheld from Mr. Rossetti; and the holders of 84,718 shares withheld from Mr. Sadek.  The results of the votes on each of the matters presented to the shareholders at the annual meeting are set forth below.

Matter	Votes in favor	Votes withheld or against	Abstentions

1. Election of Directors
Charles W. Berger	12,109,231
John J. Delucca	12,109,231
Morgan P. Guenther	12,109,231
Philip G. Heasley	12,109,231
David A. Poe	12,109,231
Ronald L. Rossetti	12,109,231
Zachary F. Sadek	12,109,231

2. Ratification of McGladrey & Pullen, LLP as Tier’s independent registered public accounting firm for the fiscal year ending September 30, 2010	17,071,476	38,641	2,333

3. Approval of an amendment to Tier’s Restated Certificate of Incorporation in order to change Tier’s name to Official Payments Holdings, Inc.	17,070,080	41,369	1,001

Banks and brokers were not eligible to vote shares for which they did not receive instructions from the beneficial owners thereof (“broker non-votes”) on matter 1 (the election of directors) and matter 3 (the Company name change proposal).  The final report of the inspector of election indicated that there were no broker non-votes on matter 2 (the ratification of McGladrey & Pullen as the Company’s independent registered public accounting firm).

The following seven individuals were elected as directors at the annual meeting: Charles W. Berger, John J. Delucca, Morgan P. Guenther, Philip G. Heasley, David A. Poe, Ronald L. Rossetti, and Zachary F. Sadek.
A description of the agreements between the Company and each of Parthenon Capital and Discovery Group regarding the election of directors at the annual meeting and certain other matters is included in the Company’s definitive proxy statement furnished to stockholders in connection with the annual meeting, which was filed with the Securities and Exchange Commission on March 18, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

	By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: April 13, 2010